Exhibit 99.1
Annual Shareholders' MeetingMay 15, 2013
Board of Directors Thomas G. CaldwellRichard T. CoyneJames R. Heslop, IIEric HummelKenneth E. Jones James J. McCaskeyWilliam J. SkidmoreJoseph J. ThomasRobert W. TothCarolyn J. TurkDarryl Mast * *Director Nominee
Thomas G. Caldwell President/CEOJames R. Heslop, II EVP/COODonald L. Stacy SVP/CFOTeresa M. Hetrick Senior Vice PresidentJay P. Giles Senior Vice PresidentDennis E. Linville Senior Vice PresidentAlfred F. Thompson, Jr. Vice President The Middlefield Banking CompanySenior Management Team
James L. Long President/CEODonald L. Stacy CFO and TreasurerJoe T. Glassco Vice PresidentLaura E. Neale Assistant Vice President Emerald BankManagement Team
Thomas G. CaldwellPresident & Chief Executive Officer Annual Shareholder Presentation
Statements contained in this presentation, which are not historical facts, are forward-looking statements, as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission. Forward Looking Statements
Middlefield Banc Corp. Footprint
Deposit Market Share By County - as of June 30, 2012
Deposit Market Share
Total Assets
Net Loans Outstanding
Loan Portfolio Composition
Asset Quality
Deposits
Deposit Composition (CHART)
Balance Sheet Growth
Equity Capital
December 31, 2012 Capital Ratios
Operating Results
Net Income
Return on Average Equity
Earnings Per Share
Trends and Profitability
Trends and Profitability
2012 Highlights Net Income Increased 52%Nonperforming Assets Decreased 40%Stock Price Rose 46%Per Share Cash Dividend of $1.04
2013 Initiatives Quality Loan GrowthLeverage TechnologyExpand Non-interest IncomeRetain, Attract and Develop High Quality AssociatesContinue Building Brand Recognition
2013 Challenges Quality Loan GrowthRegulatory ComplianceNet Interest MarginEconomy
Thank You for your supportMay 15, 2013

Middlefield Banc Corp.

2012

Annual Shareholders' Meeting

May 15, 2013

Board of Directors

- Thomas G. Caldwell
- Richard T. Coyne
- James R. Heslop, II
- Eric Hummel
- Kenneth E. Jones
- James J. McCaskey
- William J. Skidmore
- Joseph J. Thomas
- Robert W. Toth
- Carolyn J. Turk
- Darryl Mast *

*Director Nominee

The Middlefield Banking Company
Senior Management Team

• Thomas G. Caldwell	President/CEO
• James R. Heslop, II	EVP/COO
• Donald L. Stacy	SVP/CFO
• Teresa M. Hetrick	Senior Vice President
• Jay P. Giles	Senior Vice President
• Dennis E. Linville	Senior Vice President
• Alfred F. Thompson, Jr.	Vice President

Emerald Bank Management Team

• James L. Long	President/CEO
• Donald L. Stacy	CFO and Treasurer
• Joe T. Glassco	Vice President
• Laura E. Neale	Assistant Vice President

Annual Shareholder Presentation

Thomas G. Caldwell

President & Chief Executive Officer

Forward Looking Statements

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

Middlefield Banc Corp. Footprint


CLEVELAND
DELAWARE
DUBLIN
WESTERVILLE
FRANKLIN
COLUMBUS
CHARDON
ASHTABULA
ORWELL
NEWBURY
MIDDLEFIELD
GEAUGA
CORTLAND
MANTUA
GARRETTSVILLE
TRUMBULL
PORTAGE

mbc Middlefield Banc Corp.

Deposit Market Share

By County – as of June 30, 2012

County	Number of Branches	Total Deposits in Market ($M)	Total Market Share (%)	Rank in Market	Institutions in Market
Geauga	4	344,859	17.67	1st	16
Portage	2	93,794	5.54	6th	16
Trumbull	1	45,453	1.63	10th	14
Ashtabula	1	27,809	2.70	8th	9
Franklin	2	63,844	0.16	25th	34

Source: FDIC

Deposit Market Share

Ashtabula, Geauga, Portage & Trumbull Counties
As of June 30, 2012

Rank in Market	Institution	Number of Branches	Total Deposits in Market ($M)	Total Market Share (%)
1	The Huntington National Bank	39	1,479,457	19.84
2	JP Morgan Chase Bank, N.A.	19	775,432	10.40
3	First Place Bank	9	743,092	9.97
4	The Middlefield Banking Company	8	511,915	6.87
5	KeyBank, National Association	15	510,823	6.85
6	PNC Bank, National Association	13	463,747	6.22
7	Cortland Savings & Banking Co.	11	379,101	5.08
8	FirstMerit Bank, N. A.	10	313,282	4.20
	Total for institutions in market	195	7,456,317	

Source: FDIC

Total Assets


Thousands
$340,604
$434,273
$467,847
$558,658
$632,197
$654,551
$670,288
2006
2007
2008
2009
2010
2011
2012

Net Loans Outstanding


Thousands
$246,342
$306,147
$318,019
$348,660
$366,277
$395,061
$400,654
2006
2007
2008
2009
2010
2011
2012

Loan Portfolio Composition


December 31, 2012
Commercial/ Industrial
Real estate - Construction
Mortgage - Residential
Mortgage - Commercial
Consumer Installment
1%
15%
6%
28%
50%

Asset Quality

- Problem assets peaked in 2011
- Net charge-offs returned to normalized level in 2012
- Strong reserve coverage provides flexibility in managing potentail losses with reduced impact on net income

	2009	2010	2011	2012
Nonperforming Assets (000)	$18,450	$22,288	$26,742	$16,040
Nonperforming Assets/ TotalAssets (%)	4.61%	5.37%	6.12%	3.48%
Nonperforming Loans (000)	$16,285	$19,986	$24,546	$14,194
Reserves/Nonperforming Loans (%)	30.31%	31.13%	27.78%	54.80%
Net Charge-off Ratio (%)	0.29%	0.63%	0.65%	0.30%
Reserves/Total Loans (%)	1.40%	1.67%	1.70%	1.90%

Deposits



Thousands
$271,050
$362,918
$394,820
$487,106
$565,251
$580,962
$593,335
2006
2007
2008
2009
2010
2011
2012

Deposit Composition


December 31,2012
Non-interest bearing demand
Interest bearing demand
Money Market
Savings
Time
13%
11%
14%
29%
33%

Balance Sheet Growth


Millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
Total Assets
Deposits
Loans Outstanding, Net
2006
2007
2008
2009
2010
2011
2012

Equity Capital



Thousands
$30,464
$34,961
$35,059
$36,707
$38,022
$47,253
$55,437
2006
2007
2008
2009
2010
2011
2012

Capital Ratios

December 31, 2012

	To Be Well Capitalized	Middlefield Banc Corp.	The Middlefield Banking Company	Emerald Bank
Tier 1 Risk-Based Capital	6.00%	12.61%	12.04%	14.16%
Total Risk-Based Capital	10.00%	13.86%	13.29%	15.45%
Tier 1 Leverage Capital	5.00%	7.88%	7.32%	10.61%

Operating Results

	2012	2011	Change
Net Interest Income	$ 22,299,000	$ 21,075,000	5.81%
Provision	$ 2,168,000	$ 3,085,000	-29.72%
Non-Interest Income	$ 3,451,000	$ 2,237,000	54.27%
Non-Interest Expense	$ 15,639,000	$ 15,501,000	0.89%
Earnings	$ 6,281,000	$ 4,130,000	52.08%
Earnings Per Share (Basic)	3.29	$2.45	34.07%

mbc Middlefield Banc Corp.

Net Income



Thousands
$3,884
$3,375
$2,615
$1,781
$2,517
$4,130
$6,281
2006
2007
2008
2009
2010
2011
2012

Return on Average Equity



13.59%
10.06%
7.91%
4.90%
6.44%
10.24%
11.98%
2006
2007
2008
2009
2010
2011
2012

Earnings Per Share



$2.60
$2.17
$1.72
$1.15
$1.60
$2.45
$3.29
2006
2007
2008
2009
2010
2011
2012

Trends and Profitability



MBCN has been able to improve its net interest Margin in a difficult interest rate environment
Yield on Earning Assets
Cost of Funds
Net interest Margin
6.62%
6.85%
6.40%
5.85%
5.32%
5.05%
4.75%
4.25%
3.77%
3.44%
3.79%
3.30%
3.25%
3.06%
3.41%
3.65%
3.74%
2.84%
2.11%
1.58%
1.19%
2006
2007
2008
2009
2010
2011
2012

mbc

Trends and Profitability


A strong focus on operating expense
MBCN Non-Interest expense to Average Assets
Peer
3.04%
3.05%
3.07%
3.17%
3.10%
3.09%
3.09%
2.44%
2.42%
2.35%
2.46%
2.48%
2.41%
2.36%
2006
2007
2008
2009
2010
2011
2012

mbc Middlefield Banc Corp.

2012 Highlights

- Net Income Increased 52%
- Nonperforming Assets Decreased 40%
- Stock Price Rose 46%
- Per Share Cash Dividend of $1.04

2013 Initiatives

- Quality Loan Growth
- Leverage Technology
- Expand Non-interest Income
- Retain, Attract and Develop High Quality Associates
- Continue Building Brand Recognition

2013 Challenges

- Quality Loan Growth
- Regulatory Compliance
- Net Interest Margin
- Economy

mbc Middlefield Banc Corp.

2012

Thank You for your support

May 15, 2013